SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

           FILED BY THE REGISTRANT O FILED BY A PARTY OTHER THAN THE REGISTRANT CHECK THE APPROPRIATE BOX:
            PRELIMINARY PROXY STATEMENT
           CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY {AS PERMITTED BY RULE 14A-6(E)(2)}
           O DEFINITIVE  PROXY  STATEMENT
           O DEFINITIVE  ADDITIONAL MATERIALS
           O SOLICITING  MATERIAL  PURSUANT TO RULE  14A-11(C) OR RULE 14A-12

                    ENEX OIL & GAS INCOME PROGRAM II-1, L.P.
--------------------------------------------------------------------------------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
     O $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(J)(2).
     O $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT
       RULE 14A-6(I)(3).
       FEE  COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

           (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

           (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                21,008
--------------------------------------------------------------------------------

           (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:. {SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.}: $0.00 {PARTNERSHIP INDEBTEDNESS EXCEEDS ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASETS TO BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION.}
--------------------------------------------------------------------------------

           (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                $0.00
--------------------------------------------------------------------------------

           (5)  TOTAL FEE PAID:
                $0.00
--------------------------------------------------------------------------------


           O FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS

           O CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS  PROVIDED BY EXCHANGE
             ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRA-TION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

           (1)  AMOUNT PREVIOUSLY PAID:

--------------------------------------------------------------------------------

           (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.

--------------------------------------------------------------------------------

           (3)  FILING PARTY:

--------------------------------------------------------------------------------

           (4)  DATE FILED:

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

           FILED BY THE REGISTRANT O FILED BY A PARTY OTHER THAN THE REGISTRANT CHECK THE APPROPRIATE BOX:
            PRELIMINARY PROXY STATEMENT
           CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY {AS PERMITTED BY RULE 14A-6(E)(2)}
           O DEFINITIVE  PROXY  STATEMENT
           O DEFINITIVE  ADDITIONAL MATERIALS
           O SOLICITING  MATERIAL  PURSUANT TO RULE  14A-11(C) OR RULE 14A-12

                    ENEX OIL & GAS INCOME PROGRAM II-2,L.P.
--------------------------------------------------------------------------------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
     O $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(J)(2).
     O $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT
       RULE 14A-6(I)(3).
       FEE  COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

           (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

           (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                20,108
--------------------------------------------------------------------------------

           (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:. {SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.}: $0.00 {PARTNERSHIP INDEBTEDNESS EXCEEDS ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASETS TO BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION.}
--------------------------------------------------------------------------------

           (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                $0.00
--------------------------------------------------------------------------------

           (5)  TOTAL FEE PAID:
                $0.00
--------------------------------------------------------------------------------


           O FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS

           O CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS  PROVIDED BY EXCHANGE
             ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRA-TION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

           (1)  AMOUNT PREVIOUSLY PAID:

--------------------------------------------------------------------------------

           (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.

--------------------------------------------------------------------------------

           (3)  FILING PARTY:

--------------------------------------------------------------------------------

           (4)  DATE FILED:

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

           FILED BY THE REGISTRANT O FILED BY A PARTY OTHER THAN THE REGISTRANT CHECK THE APPROPRIATE BOX:
            PRELIMINARY PROXY STATEMENT
           CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY {AS PERMITTED BY RULE 14A-6(E)(2)}
           O DEFINITIVE  PROXY  STATEMENT
           O DEFINITIVE  ADDITIONAL MATERIALS
           O SOLICITING  MATERIAL  PURSUANT TO RULE  14A-11(C) OR RULE 14A-12

                    ENEX OIL & GAS INCOME PROGRAM II-3,L.P.
--------------------------------------------------------------------------------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
     O $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(J)(2).
     O $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT
       RULE 14A-6(I)(3).
       FEE  COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

           (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

           (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                13,226
--------------------------------------------------------------------------------

           (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:. {SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.}: $0.00 {PARTNERSHIP INDEBTEDNESS EXCEEDS ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASETS TO BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION.}
--------------------------------------------------------------------------------

           (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                $0.00
--------------------------------------------------------------------------------

           (5)  TOTAL FEE PAID:
                $0.00
--------------------------------------------------------------------------------


           O FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS

           O CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS  PROVIDED BY EXCHANGE
             ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRA-TION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

           (1)  AMOUNT PREVIOUSLY PAID:

--------------------------------------------------------------------------------

           (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.

--------------------------------------------------------------------------------

           (3)  FILING PARTY:

--------------------------------------------------------------------------------

           (4)  DATE FILED:

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

           FILED BY THE REGISTRANT O FILED BY A PARTY OTHER THAN THE REGISTRANT CHECK THE APPROPRIATE BOX:
            PRELIMINARY PROXY STATEMENT
           CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY {AS PERMITTED BY RULE 14A-6(E)(2)}
           O DEFINITIVE  PROXY  STATEMENT
           O DEFINITIVE  ADDITIONAL MATERIALS
           O SOLICITING  MATERIAL  PURSUANT TO RULE  14A-11(C) OR RULE 14A-12

                    ENEX OIL & GAS INCOME PROGRAM II-4,L.P.
--------------------------------------------------------------------------------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
     O $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(J)(2).
     O $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT
       RULE 14A-6(I)(3).
       FEE  COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

           (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

           (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                11,697
--------------------------------------------------------------------------------

           (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:. {SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.}: $0.00 {PARTNERSHIP INDEBTEDNESS EXCEEDS ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASETS TO BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION.}
--------------------------------------------------------------------------------

           (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                $0.00
--------------------------------------------------------------------------------

           (5)  TOTAL FEE PAID:
                $0.00
--------------------------------------------------------------------------------


           O FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS

           O CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS  PROVIDED BY EXCHANGE
             ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRA-TION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

           (1)  AMOUNT PREVIOUSLY PAID:

--------------------------------------------------------------------------------

           (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.

--------------------------------------------------------------------------------

           (3)  FILING PARTY:

--------------------------------------------------------------------------------

           (4)  DATE FILED:

--------------------------------------------------------------------------------

CONFIDENTIAL,
FOR USE OF THE SECURITIES AND EXCHANGE COMMISSION ONLY
---------------------------
---------------------------

ENEX
---------------------------




                    ENEX OIL & GAS INCOME PROGRAM II-1, L.P.
                    ENEX OIL & GAS INCOME PROGRAM II-2, L.P.
                    ENEX OIL & GAS INCOME PROGRAM II-3, L.P.
                    ENEX OIL & GAS INCOME PROGRAM II-4, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                           NOTICE OF SPECIAL MEETINGS

                           To Be Held On xxxx xx, 1995


To Our Limited Partners:

         Special Meetings of the limited partners (the "Limited Partners") of Enex Oil & Gas Income Program II-1, L.P., Enex Oil & Gas Income Program II-2, L.P., Enex Oil & Gas Income Program II-3, L.P., and Enex Oil & Gas Income Program II-4, L.P., all Texas limited partnerships (the "Partnerships" or individually a "Partnership"), have been called for Tuesday, ___________,1995 at the offices of Enex Resources Corporation (the "General Partner") at Three Kingwood Place, 800 Rockmead Drive, Kingwood, Texas 77339. Only Limited Partners of record of one or more of the Partnerships at the close of business on _______,1995 are entitled to notice of and to vote at the Meetings or any adjournments thereof. The Limited Partners of each Partnership will be asked to vote on a proposal to dissolve and liquidate their Partnership in accordance with the applicable provisions of their Partnership Agreement.

         You will find a detailed explanation of the proposal, including its purpose, anticipated benefits and conditions in the attached Proxy Statement. Please read it carefully. We think you will conclude that the proposal to dissolve and liquidate the Partnerships is in the best interests of the Limited Partners of each Partnership. After considering each Partnership's financial condition and prospects, the Board of Directors of the General Partner has unanimously approved the proposed transactions as being in the best interests of the Limited Partners. The affirmative vote of a majority-in-interest of the Limited Partners is required to approve the proposal for each Partnership. The General Partner will vote all of the limited partnership interests it owns (in excess of 44 percent in each Partnership) in favor of the proposal.

         It is very important that you cast your votes on this matter promptly, regardless of the size of your holdings. Hence, even if you plan to attend the Special Meetings in person, we urge you to complete, sign and return the enclosed proxy (or proxies) as soon as possible in the enclosed envelope in order to assure that presence of a quorum at each of the meetings. Any proxy may be revoked at any time before it is exercised by following the instructions set forth on page one of the accompanying Proxy Statement.


                                          BY ORDER OF THE GENERAL PARTNER,
                                          ENEX RESOURCES CORPORATION



                                          GERALD B. ECKLEY
                                          President,
                                          General Partner




xxxxx x, 1995

CONFIDENTIAL,
FOR USE OF THE SECURITIES AND EXCHANGE COMMISSION ONLY
---------------------------
---------------------------

ENEX
---------------------------



                    ENEX OIL & GAS INCOME PROGRAM II-1, L.P.
                    ENEX OIL & GAS INCOME PROGRAM II-2, L.P.
                    ENEX OIL & GAS INCOME PROGRAM II-3, L.P.
                    ENEX OIL & GAS INCOME PROGRAM II-4, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339

                                 PROXY STATEMENT

Solicitation and Voting of Proxies

         This Proxy Statement is furnished in connection with the solicitation on behalf of Enex Resources Corporation (the "General Partner") of proxies to be voted at special meetings (each a "Special Meeting") of the limited partners (the "Limited Partners") of Enex Oil & Gas Income Program II-1, L.P., Enex Oil & Gas Income Program II-2, L.P., Enex Oil & Gas Income Program II-3, L.P., and Enex Oil & Gas Income Program II-4, L.P., all Texas limited partnerships (the "Partnerships" or, individually, a "Partnership"), to be held on xxxxx xx, 1995.

         The Board of Directors of the General Partner has fixed the close of business on xxxxx xx, 1995 as the record date for the determination of Limited Partners of record entitled to notice of and to vote at the Meetings. The Limited Partners of each Partnership will be asked to vote on a proposal to dissolve the Partnership and liquidate it in accordance with the applicable provisions of its Amended Certificate and Agreement of Limited Partnership ("Partnership Agreement"). The presence, in person or by proxy, of the holders of a majority-in-interest of the issued and outstanding limited partnership interests ("Interests") of a Partnership entitled to vote will constitute a quorum for the transaction of business by that Partnership.

         A proxy in the accompanying form which is properly signed, dated and returned to the General Partner and not revoked will be voted in accordance with instructions contained therein. If Interests are held in joint name, a proxy signed by one of the joint owners or by a majority of the joint owners will be voted in accordance with the instructions contained therein. If no instructions are indicated, proxies will be voted for the proposal recommended by the Board of Directors of the General Partner. Proxies will be received and tabulated by the General Partner for each Partnership. Votes cast in person will be tabulated by an election inspector appointed by the General Partner.

         Limited Partners who execute proxies may revoke them at any time prior to their being exercised by delivering written notice to the Secretary of the General Partner at the above address or by subsequently executing and delivering another proxy at any time prior to the voting. Mere attendance at a Meeting will not revoke the proxy, but a Limited Partner present at a Meeting may revoke his proxy and vote in person.

         The approximate date on which this Proxy Statement and the accompanying proxy or proxies will first be mailed to Limited Partners is , 1995.

        The date of this Proxy Statement is                              , 1995
                                            -----------------------------

Expenses of Solicitation


         The cost of soliciting proxies will be borne by the Partnerships pro rata in accordance with their original investor subscriptions, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. The General Partner will supply brokers or persons holding Interests of record in their names or in the names of their nominees for other persons, as beneficial owners, with such additional copies of proxies, and proxy materials as may reasonably be requested in order for such record holder to send one copy to each beneficial owner, and will, upon request of such record holders, reimburse them for their reasonable expenses in mailing such material.


         Certain directors, officers and employees of the General Partner, not especially employed for this purpose, may solicit Proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.

                                TABLE OF CONTENTS

Solicitation and Voting of Proxies .........................................   1

Expenses of Solicitation ...................................................   2

Summary ....................................................................   3

The Proposal To Dissolve and Liquidate .....................................   4

Reasons for Proposed Transaction ...........................................   5

Record Date, Voting and Security Ownership of
Certain Beneficial Owners and Management ...................................   5

Dissenters' Rights .........................................................   6

Federal Income Tax Consequences ............................................   6

Description of Business ....................................................   7

Description of Property and Oil and Gas Reserves ...........................   7

Other Matters ..............................................................   8

Documents Incorporated By Reference ........................................   9

                                     SUMMARY

         The following summary is intended to highlight certain information contained elsewhere herein and, accordingly, should be read in conjunction with such information. It is not a complete statement of all material features of the matters being submitted to Limited Partners for their approval and is qualified in its entirety by this Proxy Statement and each Partnership's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB which accompany this Proxy Statement. LIMITED PARTNERS ARE URGED TO READ THE PROXY STATEMENT AND THE ANNUAL AND QUARTERLY REPORTS IN THEIR ENTIRETY.

                                   The Meeting

Proposal:   To Dissolve and Liquidate the Partnerships

Person Soliciting Proxies .........   Enex Resources Corporation (the "General
  .................................   Partner")

Date of Meeting ...................   xxxxxx xx, 1995

Time and Place ....................   2:00 P.M. local time, at the General
  .................................   Partner's principal executive offices
  .................................   located at Three Kingwood Place, Suite
  .................................   200, 800 Rockmead Drive, Kingwood,
  .................................   Texas 77339

Record Date .......................   xxxxxx xx, 1995

Class of Securities Entitled
  to Vote .........................   Limited Partnership Interests in each
  .................................   Partnership

                                                       Series    Series    Series   Series
Units of Limited Partnership Interest                   II-1      II-2      II-3     II-4
  Outstanding on the Record Date and Entitled to vote* 21,008    20,108    13,226   11,697

Number of Limited Partners ..................             676     1,172     1,277      413

Units of Limited Partnership Interest Beneficially
  Owned by the General Partner ..............           9,376     9,460     6,264    5,305

Percentage Interest Beneficially Owned by the
  General Partner ...........................         44.6285   47.0470   47.3588  45.3574

Percentage of Remaining Limited Partnership Interests
  Needed to Approve the Proposal ............          5.3716    2.9531    2.6413   4.6427

Additionally, Gerald B. Eckley, President of the General Partner owns 30 units or a 0.2565% Interest in Enex Oil and Gas Income Program II-4, L.P., which he will vote in favor of the proposal. No other executive officer or director of the General Partner owns an interest in any of the Partnerships. The General Partner knows of no other person who has beneficial ownership of more than 5% of the Interests in any of the Partnerships.

------------------


* The aggregate amount of the Limited Partners' initial subscriptions divided by $500.

The Proposal To Dissolve and Liquidate

         At the Meetings, the Limited Partners of each Partnership will be asked to consider and vote upon the following proposal:

         To dissolve and liquidate each Partnership in accordance with the provisions of its Partnership Agreement, as described herein. Upon the winding up and termination of the business and affairs of the Partnership, (i) its assets shall, to the extent practicable, be sold, the proceeds allocated to the Partners in accordance with provisions of the Partnership Agreement and the Partners' capital accounts adjusted accordingly and (ii) the value of the remaining non-cash assets of the Partnership shall be determined (as provided below) and the Partners' capital accounts adjusted as if such remaining assets had been sold at a price equal to such value and the applicable allocations had been made. The expenses related to dissolving and liquidating each Partnership will be deducted from the proceeds of the sale of Partnership oil and gas properties; however, such expenses are not anticipated to be material. If it becomes necessary to engage the services of a broker or other agent to facilitate the sale of the Partnerships' properties, customary commissions and selling fees will have to be incurred, however. Such proceeds of all sales and remaining assets shall be subsequently distributed as follows:

         (i) all of the Partnership's debts and liabilities to persons other than the General Partner and the Limited Partners (collectively, the "Partners") shall be paid and discharged in their order of priority, as provided by law;

         (ii) all of the Partnership's debts and liabilities to the Partners shall be paid and discharged; and

         (iii) any remaining cash and other assets of the Partnership shall be distributed to the Partners in proportion to and in payment of the balances in their respective capital accounts, with the effect of bringing such capital accounts to zero. If any Partner has a deficit in his capital account, he shall be required, subject to the limited liability provisions of the Texas Revised Limited Partnership Act, to restore such account to a zero balance.

         The amount of the potential proceeds from the sale of each Partnership's oil and gas properties and other assets cannot be readily estimated. However, see Table B for quantitative information regarding proved oil and gas reserves, estimated future net cash flows, discounted future net cash flows and a fair market valuationof each Partnership's oil and gas reserves as of June 30, 1995 prepared by the General Partner from reports prepared by H.J. Gruy and Associates, Inc. ("Gruy"), an independent petroleum consulting firm. Similar quantitative and cash flow information is shown for each Partnership as of December 31, 1994, 1993 and 1992. Because of the difficulty of estimating oil and gas reserves, the proceeds of a sale may not reflect the full value of the properties to which they relate. Such estimates are merely appraisals of value and may not correspond to realized value.

         The General Partner does not anticipate distributing any Partnership assets to the Limited Partners in kind. If, for reasons not currently anticipated, in kind distributions become necessary, the choice of which Partnership assets are to be distributed in kind and to which Partners such assets are to be distributed shall be within the sole discretion of the General Partner and shall be binding upon all Partners. If assets are to be distributed in kind, the value of such assets will be determined prior to such distribution by Gruy. Such value as so determined by Gruy shall be binding upon all Partners.

         A Limited Partner shall look solely to the assets of the Partnership for the return of his investment, and if Partnership properties and other Partnership assets remaining after the payment or discharge of the debts and liabilities of the Partnership are insufficient to return his investment, he shall have no recourse against the General Partner or other Limited Partners. The General Partner may, if it so desires, purchase Partnership properties or other Partnership assets upon liquidation at the greater of the highest possible bona fide offer received or the value thereof, as determined by Gruy, provided at least 15 days advance notice of the proposed sale has been given to the Limited Partners.

         To the General Partner's knowledge, consummation of the proposal is not subject to compliance with any federal or state regulatory requirements.

Reasons For Proposed Transaction


         Due to the failure of oil and gas prices to return to their levels of the early 1980s, the depletion of each Partnership's oil and gas reserves (see "Oil and Gas Reserves" attached as Table B), the magnitude of the amounts owed by each Partnership to creditors, including the General Partner (see "Selected Financial Data" attached as Table A), the Partnerships' inability to distribute cash to their Limited Partners for more than five years, the potentially favorable federal income tax consequences of a dissolution (see "Federal Income Tax Consequences" below), and the ongoing costs of operating each Partnership (see "Partnership Operations and Financial Conditions" above and "General and Administrative Costs" attached as Table E), the General Partner has determined that Partnership operations are unlikely to be profitable for the foreseeable future and that it is in the best interests of the Limited Partners of each Partnership to liquidate its assets and terminate its existence in accordance with its Partnership Agreement. As shown in Tables A and B the fair market value of each Partnership's oil and gas reserves at June 30, 1995 is less than the outstanding debt owed by each Partnership. As a result, the General Partner believes that the net proceeds from the sale of properties will be used to retire outstanding debt, principally owed to the General Partner (see Table A), that the Partners would receive little or no value in a consolidation, and that future cash distributions to the Partners are unlikely. In order to avoid additional administrative and overhead charges required to operate and manage each Partnership on an ongoing basis, the General Partner has determined that it is in the best interests of the Partners to dissolve and liquidate their Partnerships. In general, the General Partner believes that such a liquidation, while unlikely to produce cash available for distribution to Limited Partners, will allow the Limited Partners to recognize a capital loss for federal income tax purposes and may allow the Limited Partners to utilize suspended passive losses from prior years.


Record Date, Voting and Security Ownership of Certain Beneficial Owners and Management

         As of the Record Date, the Partnerships had the following numbers of "Units" of limited partnership interest (i.e., the aggregate amount of the Limited Partners' initial subscriptions divided by $500) outstanding and entitled to vote (in each case the number of Units represents 100% of the outstanding limited partnership interests of the Partnership):

                                                       Number of
                                                         Units
                                                       ---------
         Enex Oil & Gas Income Program II-1, L.P.       21,008
         Enex Oil & Gas Income Program II-2, L.P.       20,108
         Enex Oil & Gas Income Program II-3, L.P.       13,226
         Enex Oil & Gas Income Program II-4, L.P.       11,697

         Approval of the proposal for each Partnership requires the affirmative vote of the holders of a majority-in-interest of that Partnership. The term "the holders of a majority-in-interest" refers to Limited Partners (including the General Partner) holding more than fifty percent of the limited partnership interests of all the Limited Partners of that Partnership. With respect to the proposal, abstentions will be included in determining the presence of a quorum, and will be treated as votes cast against the proposal. "Broker non- votes" will be deemed absent for purposes of determining the presence of a quorum and will be treated as votes cast against the proposal. Any unmarked proxies, including those submitted by brokers and nominees, will be voted in favor of the applicable proposal.

         The following table sets forth for each Partnership, as of the Record Date, the number and percentage of Units beneficially owned by the General Partner and by Gerald B. Eckley, President of the General Partner. No other executive officer or director of the General Partner owns an interest in any of the Partnerships. The General Partner knows of no other person who has beneficial ownership of more than 5% of the outstanding limited partnership interests in any of the Partnerships.

                                                                   Series  Series  Series  Series
                                                                     II-1    II-2    II-3    II-4
                                                                   ------  ------  ------  ------
Units Beneficially Owned by the General Partner .................   9,376   9,460   6,263   5,305

Percentage Beneficially Owned by the General Partner ............ 44.6285 47.0470 47.3544 45.3574

Units Beneficially Owned by Mr. G. B. Eckley ....................    --      --      --        30

Percentage Beneficially Owned by Mr. G. B. Eckley ...............    --      --      --    0.2565

         The General Partner and Mr. Eckley intend to vote all of the Interests they own in favor of the proposal. Therefore, for each Partnership, if the following percentage Interests are voted by other Limited Partners in favor of the proposal, it will be approved:

                                                 Limited Partner Interests
                                                     Needed to Approve
                                                       Proposal
                                                 -------------------------
         Enex Oil & Gas Income Program II-1, L.P.       5.3716%
         Enex Oil & Gas Income Program II-2, L.P.       2.9531%
         Enex Oil & Gas Income Program II-3, L.P.       2.6413%
         Enex Oil & Gas Income Program II-4, L.P.       4.3862%

Dissenters' Rights

         Limited Partners will not have, nor be entitled to, any dissenters' or appraisal rights with respect to the proposals under the Partnership Agreements or under applicable law.

Federal Income Tax Consequences

         In general, the General Partner believes that, with respect to individuals who are citizens or residents of the United States, for federal income tax purposes the proposed liquidation of each Partnership's assets will result in a capital loss to the Limited Partners of each Partnership. In addition to the capital loss, each Partnership will have a net operating loss from the Partnership's current year of operation which will be deductible.

         Limited Partners may also have suspended passive losses from prior years which may be utilized in the current year to offset income from other sources.

         The following amounts per $500 Unit of limited partnership interest outstanding indicate the passive loss generated prior to 1995 which a Limited Partner has available for use in the current year if he or she is an original investor and has never utilized any of the Partnership's passive losses in prior years.

                                                      Passive Loss
                                                        Per Unit
                                                      ------------
         Enex Oil & Gas Income Program II-1, L.P.       $104.37
         Enex Oil & Gas Income Program II-2, L.P.       $ 90.86
         Enex Oil & Gas Income Program II-3, L.P.       $ 78.71
         Enex Oil & Gas Income Program II-4, L.P.       $ 83.31

         To calculate a Limited Partner's passive loss, he must determine the number of $500 Units he owns by dividing his original investment by $500. This number multiplied by the passive loss shown above for the appropriate
Partnership will determine the Limited Partner's passive loss for that Partnership. An original investor who has not utilized passive losses in prior years, may use such passive loss amount in the current year to offset income from other sources if the proposal is adopted for his or her Partnership.


         The actual tax  consequences to any Limited  Partner will depend on the
Unitholder's own tax circumstances.   ACCORDINGLY, EACH  LIMITED PARTNER SHOULD
CONSULT HIS OR HER

OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED
TRANSACTION.

Description of Business

         The Partnerships were formed under the Uniform Limited Partnership Act of the State of Texas and subsequently became subject to the Texas Revised Limited Partnership Act. The Partnerships are engaged in the oil and gas business through the ownership of various interests in producing oil and gas properties. For further information, see Item 1 of each Partnership's 1994 Form 10-KSB attached hereto as Appendix 1.

Description of Property and Oil and Gas Reserves

         A summary of each Partnership's property acquisitions and quantitative information regarding the Partnership's oil and gas reserves is included in Item 2 of each Partnership's 1994 Form 10-KSB attached hereto as Appendix 1. Certain oil and gas reserve information is also included in Table B attached hereto. Included in this information is a fair market valuation prepared by the General Partner based upon reports prepared by Gruy. Gruy has been preparing reserve estimates for each of the Partnership's oil and gas reserves since the inception of each Partnership's operations. Gruy is an international petroleum consulting firm with offices in Houston and Dallas, Texas. Their staff includes petroleum engineers and geology consultants. Services they provide include reserve estimates, fair value appraisals, geologic studies, expert witness testimony and arbitration.

         Gruy has estimated for each oil and gas property in which the Partnerships own interests, as of June 30, 1995, the recoverable units of oil and gas and the undiscounted and discounted future net cash flows by year commencing July 1, 1995 and continuing through the estimated productive lives of the properties. The Limited Partners should be aware that the reserves estimated by Gruy include, in certain cases, estimates of probable reserves and possible reserves in addition to proved reserves (including undeveloped reserves as well as developed reserves, both producing and nonproducing) and, in any event, are estimates only and should not be construed as being exact amounts. Gruy estimated each property's oil and gas reserves, applied certain assumptions regarding price and cost escalations, applied a 10% discount factor for time and various discount factors for risk, location, type of ownership interest, operational characteristics and other factors. The General Partner's engineering staff allocated Gruy estimates among the Partnerships on a pro-rata basis in accordance with their respective ownership interest in each of the properties evaluated by Gruy. The resulting value for each Partnership is included in Table B and is labelled Fair Market Value of Oil and Gas Reserves.

         Future net revenues were estimated by Gruy using an oil price of $17.00 per barrel and gas prices as supplied by the General Partner, such gas prices representing prices substantially as were in effect in June 1995. Future operating costs and capital expenditures were estimated by the General Partner and utilized by Gruy in the future cash flow estimates. Prices and costs were escalated as follows: Oil prices were escalated 5.2% in 1996, 5.0% in 1997, 4.3% in 1998 and 3.2% in 1999 and 3.3% each year thereafter to a maximum of $30.69 per barrel. Natural gas prices were escalated 7.2% in 1996, 7.3% in 1997, 4.2% in 1998, and 3.0% each year thereafter to a maximum of $3.80 per thousand cubic feet (mcf). Operating expenses and future capital investments were escalated at the rate of 3.0% per year until the year in which the primary product reached its maximum price.


                                  OTHER MATTERS

Other Business

         As of the date of this Proxy Statement, the only business which the General Partner intends to present at the Meetings are the matters set forth in the accompanying Notice of Special Meetings. The General Partner has no knowledge of any other business to be presented at the Meetings. If other business consisting of matters of which the General Partner has no current knowledge or matters incident to the conduct of a Meeting is brought before a Meeting, the persons named in the enclosed form of proxy will vote according to their discretion.

Principal Executive Offices and Telephone Number

     The principal executive offices and telephone number of each Partnership are as follows: c/o Enex Resources Corporation, Three Kingwood Place, Suite 200, 800 Rockmead Drive, Kingwood, Texas 77339, attention Corporate Secretary, telephone: 713-358-8401.

                       DOCUMENTS INCORPORATED BY REFERENCE

         This Proxy Statement incorporates by reference the following documents which have been filed by each Partnership with the Commission:

         (1) Each Partnership's Annual Report on Form 10-KSB for the year ended December 31, 1994, copies of which accompany this Proxy Statement;

         (2) Each Partnership's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1995 and June 30, 1995, copies of which accompany this Proxy Statement.

         The Proxy Statement specifically incorporates herein by reference the information set forth in the following sections contained in each Partnership's Annual Report on Form 10-KSB: Item 1-Business; Item 2-Properties; Item 3-Legal Proceedings; Item 5-Market for Common Equity and Related Security Holder Matters; Item 6-Management's Discussion and Analysis of Results of Operations and Financial Condition; Item 7-Financial Statements and Supplementary Data. The following sections of the Quarterly Reports on Form 10-QSB are specifically incorporated herein by reference: Part 1, Item 1-Financial Statements (unaudited).


                       By Order of the Board of Directors
                             of the General Partner



                               ROBERT E. DENSFORD
                             Vice President-Finance,
                             Secretary and Treasurer


                                     TABLE A
Selected Financial Data
-----------------------
                                                              Program II, Series 1, L.P.
                                                 ------------------------------------------------------
                                                  Six months                   Year ended
                                                 ended June 30,                December 31,
                                                 ---------------  -------------------------------------
                                                     1995             1994        1993        1992
                                                     ----             ----        ----        ----
Total revenues                                         $32,754         $73,233    $107,393    $104,648
Net income (loss) before extraordinary item            ($9,190)       ($20,722)    $15,109    ($53,854)
Extraordinary item - Debt forgiveness
    by general partner                                       -               -           -    $250,000
Net income (loss)                                      ($9,190)       ($20,722)    $15,109    $196,146
Net income (loss) per $500 unit                              -             ($1)         $1          $9
Cash flow from operations                               $1,545         $22,880     $35,753    ($25,472)
Cash flow from operations per $500 unit                      -              $1          $2         ($1)
Limited Partners' (deficit)                           ($36,577)       ($27,387)    ($6,665)   ($20,468)
Limited Partners' (deficit) per $500 unit                  ($2)            ($1)          -         ($1)
Cash distributions                                           -               -           -           -
Debt payable to general partner                       $330,512        $320,086    $320,988    $352,232
Total debt                                            $331,478        $325,627    $325,885    $357,508



                                                              Program II, Series 2, L.P.
                                                 ------------------------------------------------------
                                                  Six Months                   Year ended
                                                 ended June 30,                December 31,
                                                 --------------   -------------------------------------
                                                     1995             1994        1993        1992
                                                     ----             ----        ----        ----
Total revenues                                         $21,022         $42,303     $65,776     $66,633
Net (loss) before extraordinary item                   ($6,620)       ($23,542)    ($7,303)   ($31,589)
Extraordinary item - Debt forgiveness
    by general partner                                       -               -           -    $200,000
Net income (loss)                                      ($6,620)       ($23,542)    ($7,303)   $168,411
Net income (loss) per $500 unit                              -             ($1)          -          $8
Cash flow from operations                               $1,672         $11,346     $12,916    ($25,664)
Cash flow from operations per $500 unit                      -              $1          $1         ($1)
Limited Partners' capital (deficit)                   ($73,873)       ($67,253)   ($43,711)   ($35,564)
Limited Partners' capital (deficit) per $500
unit                                                       ($4)            ($3)        ($2)        ($2)
Cash distributions                                           -               -           -           -
Debt payable to general partner                       $270,916        $260,445    $251,495    $266,266
Total debt                                            $272,982        $268,264    $260,668    $273,485

                                    TABLE A
                                                              Program II, Series 3, L.P.
                                                 ------------------------------------------------------
                                                  Six Months                   Year ended
                                                 ended June 30,               December 31,
                                                 --------------   -------------------------------------
                                                     1995             1994        1993        1992
                                                     ----             ----        ----        ----
Total revenues                                         $33,937         $65,970    $102,250    $110,688
Net income (loss) before extraordinary item            ($4,608)       ($25,628)    ($1,917)   ($12,679)
Extraordinary item - Debt forgiveness
    by general partner                                       -               -           -           -
Net income (loss)                                      ($4,608)       ($25,628)    ($1,917)   ($12,679)
Net income (loss) per $500 unit                              -             ($2)          -         ($1)
Cash flow from operations                               $4,229         $28,717     $35,753      $6,055
Cash flow from operations per $500 unit                      -              $2          $3           -
Limited Partners' (deficit)                           ($29,800)       ($25,192)       $436      $3,691
Limited Partners' (deficit) per $500 unit                  ($2)            ($2)           -           -
Cash distributions                                           -               -           -           -
Debt payable to general partner                       $231,507        $223,495    $223,526    $252,475
Total debt                                            $233,611        $234,019    $237,879    $263,693





                                                              Program II, Series 4, L.P.
                                                 ------------------------------------------------------
                                                  Six Months                   Year ended
                                                 ended June 30,               December 31,
                                                 --------------   -------------------------------------
                                                     1995             1994        1993        1992
                                                     ----             ----        ----        ----
Total revenues                                         $18,253         $62,018     $93,913    $102,920
Net (loss) before extraordinary item                     ($834)       ($29,476)    ($5,657)   ($11,902)
Extraordinary item - Debt forgiveness
    by general partner                                       -               -     $15,509           -
Net income (loss)                                        ($834)       ($29,476)     $9,852    ($11,902)
Net income (loss) per $500 unit                              -             ($3)         $1         ($1)
Cash flow from operations                               $1,385         $22,496     $24,734      $1,012
Cash flow from operations per $500 unit                      -              $2          $2           -
Limited Partners' capital (deficit)                   ($25,243)       ($18,681)    $10,795      $3,326
Limited Partners' capital (deficit) per $500               ($2)            ($2)         $1           -
unit
Cash distributions                                           -               -           -           -
Debt payable to general partner                       $256,707        $249,843    $247,462    $286,530
Total debt                                            $258,975        $225,946    $254,500    $294,163

                                     TABLE B
Oil and gas reserves
--------------------
                                                              Program II, Series 1, L.P.
                                                 ------------------------------------------------------
                                                  At June 30,                At December 31,
                                                 --------------   -------------------------------------
                                                     1995             1994        1993        1992
                                                     ----             ----        ----        ----
Proved Reserves:
    Oil (bbls)                                           4,360           3,765       3,156       2,174
    Oil (bbls) per $500 unit                                 -               -           -           -
    Gas (mcf)                                          525,272         540,549     535,567     517,911
    Gas (mcf) per $500 unit                                 25              26          25          25
Estimated future net cash flows                       $635,493        $632,951    $998,556    $789,186
Estimated future net cash flows per $500 unit              $30             $30         $48         $38
Discounted (at 10%) future net cash flows             $304,326        $302,207    $377,965    $313,508
Discounted (at 10%) future net cash
    flows per $500 unit                                    $14             $14         $18         $15
Fair market value of oil and gas reserves             $259,689
Fair market value of oil
     and gas reserves per $500 unit                        $12




                                                              Program II, Series 2, L.P.
                                                 ------------------------------------------------------
                                                  At June 30,                At December 31,
                                                 --------------   -------------------------------------
                                                     1995             1994        1993        1992
                                                     ----             ----        ----        ----
Proved Reserves:
    Oil (bbls)                                             927             718         740         643
    Oil (bbls) per $500 unit                                 -               -           -           -
    Gas (mcf)                                          497,572         512,909     515,694     523,783
    Gas (mcf) per $500 unit                                 25              26          26          26
Estimated future net cash flows                       $589,003        $593,845    $965,860    $790,846
Estimated future net cash flows per $500 unit              $29             $30         $48         $39
Discounted (at 10%) future net cash flows             $266,605        $269,097    $377,965    $299,466
Discounted (at 10%) future net cash
    flows per $500 unit                                    $13             $13         $19         $15
Fair market value of oil and gas reserves             $226,260
Fair market value of oil
     and gas reserves per $500 unit                        $11


                                    TABLE B
                                                              Program II, Series 3, L.P.
                                                 ------------------------------------------------------
                                                  At June 30,                At December 31,
                                                 --------------   -------------------------------------
                                                     1995             1994        1993        1992
                                                     ----             ----        ----        ----
Proved Reserves:
    Oil (bbls)                                           7,866           7,210       7,001       8,563
    Oil (bbls) per $500 unit                                 1               1           1           1
    Gas (mcf)                                          355,142         368,192     388,322     383,813
    Gas (mcf) per $500 unit                                 27              28          29          29
Estimated future net cash flows                       $480,637        $492,201    $756,624    $659,617
Estimated future net cash flows per $500 unit              $36             $37         $57         $50
Discounted (at 10%) future net cash flows             $254,353        $264,639    $327,557    $310,674
Discounted (at 10%) future net cash
    flows per $500 unit                                    $19             $20         $25         $23
Fair market value of oil and gas reserves             $207,390
Fair market value of oil
     and gas reserves per $500 unit                        $16





                                                              Program II, Series 4, L.P.
                                                 ------------------------------------------------------
                                                  At June 30,                At December 31,
                                                 --------------   -------------------------------------
                                                     1995             1994        1993        1992
                                                     ----             ----        ----        ----
Proved Reserves:
    Oil (bbls)                                           8,366           7,350       7,221       9,021
    Oil (bbls) per $500 unit                                 1               1           1           1
    Gas (mcf)                                          296,315         307,488     326,412     322,994
    Gas (mcf) per $500 unit                                 25              26          28          28
Estimated future net cash flows                       $413,379        $422,042    $642,776    $570,668
Estimated future net cash flows per $500 unit              $35             $36         $55         $49
Discounted (at 10%) future net cash flows             $223,087        $231,229    $284,218    $275,941
Discounted (at 10%) future net cash
    flows per $500 unit                                    $19             $20         $24         $24
Fair market value of oil and gas reserves             $181,104
Fair market value of oil
     and gas reserves per $500 unit                        $15



---------------------------

ENEX
---------------------------





                    ENEX OIL & GAS INCOME PROGRAM II-1, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
                                   TO BE HELD
                                  xxx xx, 1995


     The undersigned hereby appoints GERALD B. ECKLEY, WILLIAM C. HOOPER, JR. and ROBERT E. DENSFORD, and each or any of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all interests of Enex Oil & Gas Income Program II-1, L.P., held of record by the undersigned on xxxxx xx, 1995, at the Special Meeting of Limited Partners to be held on xxxxxx xx, 1995, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Special Meeting dated xxxxx x, 1995, as follows:

  INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

        (1) To dissolve and liquidate Enex Oil & Gas Income Program II-1, L.P., a Texas limited partnership.

           [  ] FOR         [  ] AGAINST         [  ] ABSTAIN

        (2) In their discretion, to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                               Dated                                     , 1995
                                    -------------------------------------
                                            Month              Day


                               Signature
                                        --------------------------------------


                               Signature
                                        --------------------------------------

                                          Please sign exactly as name appears
                                          hereon, indicating official position
                                          or representative capacity, if any.

                                          I plan to attend the meeting.

                                            Yes  [  ]      No  [  ]

            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER
                               OF THE PARTNERSHIP

---------------------------

ENEX
---------------------------





                    ENEX OIL & GAS INCOME PROGRAM II-2, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
                                   TO BE HELD
                                  xxx xx, 1995


     The undersigned hereby appoints GERALD B. ECKLEY, WILLIAM C. HOOPER, JR. and ROBERT E. DENSFORD, and each or any of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all interests of Enex Oil & Gas Income Program II-2, L.P., held of record by the undersigned on xxxxx xx, 1995, at the Special Meeting of Limited Partners to be held on xxxxxx xx, 1995, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Special Meeting dated xxxxx x, 1995, as follows:

  INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

        (1) To dissolve and liquidate Enex Oil & Gas Income Program II-2, L.P., a Texas limited partnership.

           [  ] FOR         [  ] AGAINST         [  ] ABSTAIN

        (2) In their discretion, to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                               Dated                                     , 1995
                                    -------------------------------------
                                            Month              Day


                               Signature
                                        --------------------------------------


                               Signature
                                        --------------------------------------

                                          Please sign exactly as name appears
                                          hereon, indicating official position
                                          or representative capacity, if any.

                                          I plan to attend the meeting.

                                            Yes  [  ]      No  [  ]

            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER
                               OF THE PARTNERSHIP

---------------------------

ENEX
---------------------------





                    ENEX OIL & GAS INCOME PROGRAM II-3, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
                                   TO BE HELD
                                  xxx xx, 1995


     The undersigned hereby appoints GERALD B. ECKLEY, WILLIAM C. HOOPER, JR. and ROBERT E. DENSFORD, and each or any of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all interests of Enex Oil & Gas Income Program II-3, L.P., held of record by the undersigned on xxxxx xx, 1995, at the Special Meeting of Limited Partners to be held on xxxxxx xx, 1995, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Special Meeting dated xxxxx x, 1995, as follows:

  INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

        (1) To dissolve and liquidate Enex Oil & Gas Income Program II-3, L.P., a Texas limited partnership.

           [  ] FOR         [  ] AGAINST         [  ] ABSTAIN

        (2) In their discretion, to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                               Dated                                     , 1995
                                    -------------------------------------
                                            Month              Day


                               Signature
                                        --------------------------------------


                               Signature
                                        --------------------------------------

                                          Please sign exactly as name appears
                                          hereon, indicating official position
                                          or representative capacity, if any.

                                          I plan to attend the meeting.

                                            Yes  [  ]      No  [  ]

            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER
                               OF THE PARTNERSHIP

---------------------------

ENEX
---------------------------





                    ENEX OIL & GAS INCOME PROGRAM II-4, L.P.
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
                                   TO BE HELD
                                  xxx xx, 1995


     The undersigned hereby appoints GERALD B. ECKLEY, WILLIAM C. HOOPER, JR. and ROBERT E. DENSFORD, and each or any of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all interests of Enex Oil & Gas Income Program II-4, L.P., held of record by the undersigned on xxxxx xx, 1995, at the Special Meeting of Limited Partners to be held on xxxxxx xx, 1995, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Special Meeting dated xxxxx x, 1995, as follows:

  INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

        (1) To dissolve and liquidate Enex Oil & Gas Income Program II-4, L.P., a Texas limited partnership.

           [  ] FOR         [  ] AGAINST         [  ] ABSTAIN

        (2) In their discretion, to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

        Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                               Dated                                     , 1995
                                    -------------------------------------
                                            Month              Day


                               Signature
                                        --------------------------------------


                               Signature
                                        --------------------------------------

                                          Please sign exactly as name appears
                                          hereon, indicating official position
                                          or representative capacity, if any.

                                          I plan to attend the meeting.

                                            Yes  [  ]      No  [  ]

            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER
                               OF THE PARTNERSHIP